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                                                                   EXHIBIT 10.51

                                 FIRST AMENDMENT
                                       TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

     This Amendment is entered into as of December 16, 2003 by and between CHASE CORPORATION, a Massachusetts corporation (the "BORROWER"), and FLEET NATIONAL BANK, a national banking association (the 'Bank").

     WHEREAS, the Bank and the Borrower entered into a certain loan arrangement on October 31, 2001, as amended, which is evidenced, in part, by a certain Amended and Restated Revolving Credit Note dated October 31, 2001 (the "REVOLVING NOTE") made by the Borrower payable to the order of the Bank in the principal amount of $6,000,000 and a certain First Amended and Restated Loan Agreement dated October 31, 2001, as amended, between the Borrower and the Bank (the "LOAN AGREEMENT"); and

     WHEREAS, the Bank and the Borrower have on this date amended the Loan Agreement pursuant to a certain Fifth Amendment to First Amended and Restated Loan Agreement; and

     WHEREAS, the Borrower and the Bank are desirous of amending the Revolving
Note in the manner set forth below;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

     1. Effective as of the date first written above, the $6,000,000 principal amount of the Revolving Note reflected in the upper left hand corner thereof shall be deemed amended to read "$7,000,000".

     2. The Revolving Note is hereby further amended, effective as of the date first written above, by deleting the first paragraph thereof in its entirety and replacing it with the following:

          "FOR VALUE RECEIVED, CHASE CORPORATION, a Massachusetts corporation (the "Borrower"), hereby promises to pay to the order of FLEET NATIONAL BANK (the "Bank") the principal amount of Seven Million Dollars ($7,000,000.00) or such portion thereof as may be advanced by the Bank pursuant to Section 1.2 of that First Amended and Restated Loan Agreement dated as of October 31, 2001 between the Bank and the Borrower, as amended, restated, supplemented, replaced or otherwise modified from time to time (the "Loan Agreement") and remains outstanding from time to time hereunder ("Principal"), with interest, at the rate hereinafter set forth, on the daily balance of all unpaid Principal, from the date hereof until payment in full of all Principal and interest hereunder. Terms defined in the Loan Agreement are used herein with the meanings so defined."

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     3.   Except as specifically provided herein, all terms and conditions of the Revolving Note shall remain in full force and effect and are hereby ratified and confirmed. This Amendment constitutes an amendment to and modification of the Revolving Note and not a refinancing thereof. On and after the date hereof, each reference in the Revolving Note to "this Note", "hereunder", "hereof' or words of like import referring to the Revolving Note, shall mean and be a reference to the Revolving Note as amended by this Amendment, and each reference in any loan documents between the Borrower and the Bank to the Revolving Note, "thereunder", "thereof" or words of like import referring to the Revolving Note shall mean a reference to the Revolving Note as amended by this Amendment.

     4. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement

     This Amendment shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


                                          CHASE CORPORATION


                                          /S/  EVERETT CHADWICK
                                          ------------------------
                                          Title: TREASURER & CFO


                                          FLEET NATIONAL BANK

                                          By: /s/ [ILLEGIBLE]
                                             -----------------------